UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 6, 2004

                                 MILACRON INC.
           _________________________________________________________
            (Exact name of registrant as specified in its charter)


   Delaware                     1-8475                         31-1062125
--------------------   -----------------------------     -----------------------
  (State or other        (Commission File Number)            (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)



       2090 Florence Avenue, Cincinnati, Ohio                    45206
----------------------------------------------------     ----------------------
      (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (513) 487-5000
   ________________________________________________________________________
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On October 6, 2004, Milacron Inc. (the "Company") issued a press release announcing that the Securities and Exchange Commission declared the registration statement for the Company's rights offering effective on that date. Pursuant to the rights offering, the Company intends to sell up to 16.3 million new shares of common stock to its shareholders of record as of 5:00 p.m. EDT on October 18, 2004. The press release is filed as Exhibit 99.1 hereto.


ITEM 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit  No.            Description
--------------------    -------------------------------------------------------
99.1                    Press release of Milacron Inc. dated October 6, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Milacron Inc.



Date:   October 6, 2004               By:   /s/ Robert P. Lienesch
                                           ------------------------------------
                                           Robert P. Lienesch
                                           Senior Vice President - Finance,
                                           Controller and Chief Financial
                                           Officer

                                 EXHIBIT INDEX


 Exhibit  No.       Description
---------------     -----------------------------------------------------------
 99.1               Press release of Milacron Inc. dated October 6, 2004.